Exhibit 10.16

AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This AMENDMENT AGREEMENT (this “Agreement”), dated as of this 7th day of May, 2007, is hereby entered into by and among Helicos BioSciences Corporation, a Delaware corporation (the “Company”) and the undersigned holders of the Company’s Series A Convertible Preferred Stock (“Series A Investors”) and the undersigned holders of Series B Convertible Preferred Stock (the “Series B Investors”) (the Series A Investors and Series B Investors being referred to collectively as the “Investors”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in that certain Amended and Restated Investor Rights Agreement, dated as of March 1, 2006 (as amended and in effect, the “Investor Rights Agreement”).

WHEREAS, the Company and the Investors are parties to the Investor Rights Agreement;

WHEREAS, the Company has filed with the Securities and Exchange Commission of a Registration Statement on Form S-1 (as amended from time to time, the “Registration Statement”) to effect a firmly underwritten, registered initial public offering of common stock of the Company (the “IPO”);

WHEREAS, to facilitate and consummate the IPO, the Company and the Investors desire amend the definition of Qualified Public Offering in Section 1 of the Investor Rights Agreement to include the IPO.

WHEREAS, pursuant to Section 15(d) of the Investor Rights Agreement, the Company and Investors holding at least a majority in interest of the Restricted Stock held by Investors have the power to amend the Investor Rights Agreement (the “Requisite Parties”); and

WHEREAS, the Company and the Investors, constituting the Requisite Parties, hereby consent to amend the Investor Rights Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual promises and covenants made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby consent to the following and covenant and agree as follows:

1.             Amended Definition of Qualified Public Offering. Beginning on and after the Effective Date (as defined below), the definition of Qualified Public Offering in the Investor Rights Agreement shall be deleted and replaced in its entirety by the following:

“Qualified Public Offering” shall mean an underwritten public offering pursuant to an effective registration under the Securities Act covering the offer and sale by the Company of its Common Stock on the New York Stock Exchange or The NASDAQ Global Market in which the aggregate offering proceeds to the Company equal or exceed $40 million (and, after August 31, 2007, $50 million) and the per share offering price of at least $12.00 or such lower amount as may be determined by the vote or written consent of at least a two-thirds majority of the members of the Company’s Board of Directors on or prior to August 31, 2007 (and, after August 31, 2007, $17.415) (after giving effect to the four and one-half-for-one reverse stock split effected by the Company in May 2007 and subject to appropriate adjustment by the Company’s Board of Directors in the event of any subsequent stock split or similar event).

2.             Remaining Provisions of Investor Rights Agreement. Except as provided herein, each of the other provisions of the Investor Rights Agreement shall remain in full force and effect. The parties hereto hereby confirm and agree that the amendment or waiver provisions of the Investor Rights Agreement shall remain in full force and effect and any amendment or waiver of any terms of the Investor Rights Agreement (as modified hereby) shall be governed by, and be effect in accordance with, the terms of the Investor Rights Agreement.

3.             Effective Date. This Agreement shall be effective as of the date on which the Company’s Third Amended and Restated Certificate of Incorporation is filed with the Secretary of the State of Delaware in connection with the IPO (the “Effective Date”).

4.             Miscellaneous.

(a)           This Agreement shall be governed by Delaware law without regard to conflicts of law principles.

(b)           This Agreement may be executed in one or more counterparts (including via facsimile), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(c)           This Agreement (including any exhibit or schedule hereto) and the Investor Rights Agreement constitute the full and entire understanding and agreement between the parties hereto with respect to the subject matter hereof.

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Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this Agreement, whereupon this Agreement shall be a binding agreement between the Company and you.

Very truly yours,

HELICOS BIOSCIENCES CORPORATION

By:	/s/ Stanley N. Lapidus
Name:	Stanley N. Lapidus
Title:	President

AMENDMENT TO INVESTOR RIGHTS AGREEMENT

AGREED TO AND ACCEPTED as of the date first above written.

INVESTORS:

/s/ Stanley N. Lapidus

Stanley N. Lapidus

NEWCOGEN GROUP LLC;

NEWCOGEN EQUITY INVESTORS LLC;

NEWCOGEN PE LLC;

NEWCOGEN ÉLAN LLC;

ST NEWCOGEN LLC;

NEWCOGEN LONG REIGN HOLDING LLC

Each by its Manager NewcoGen Group Inc.

By:

/s/ Noubar B. Afeyan

Noubar B. Afeyan

President

APPLIED GENOMIC TECHNOLOGY CAPITAL FUND, L.P.;

AGTC ADVISORS FUND, L.P.

Each by its General Partner, AGTC Partners, L.P.

By its General Partner, NewcoGen Group Inc.

By:

/s/ Noubar B. Afeyan

Noubar B. Afeyan

President

FLAGSHIP VENTURES FUND 2004, L.P.

By:

Flagship Ventures General Partner LLC,

its General Partner

By:

/s/ Noubar B. Afeyan

Name:

Noubar B. Afeyan

Title:

President

AGREED TO AND ACCEPTED as of the date first above written.

ATLAS VENTURE FUND V, L.P.

ATLAS VENTURE PARALLEL FUND V-A, C.V.

ATLAS VENTURE ENTREPRENEURS’ FUND V, L.P.

By:  Atlas Venture Associates V, L.P.

their general partner

By:  Atlas Venture Associates V, Inc.

its general partner

/s/ Illegible

Vice President

ATLAS VENTURE FUND VI, L.P.

ATLAS VENTURE ENTREPRENEURS’ FUND VI, L.P.

By:  Atlas Venture Associates VI, L.P.

their general partner

By:  Atlas Venture Associates VI, Inc.

its general partner

/s/ Illegible

Vice President

ATLAS VENTURE FUND VI GMBH & CO. KG

By:  Atlas Venture Associates VI, L.P.

its managing limited partner

By:  Atlas Venture Associates VI, Inc.

its general partner

/s/ Illegible

Vice President

AGREED TO AND ACCEPTED as of the date first above written.

MPM BIOVENTURES III, L.P.

By:  MPM BioVentures III GP, L.P., its General Partner

By:  MPM BioVentures III LLC, its General Partner

By:

/s/ Ansbert Gadicke

Name:  Ansbert Gadicke

Title: Series A Member

MPM BIOVENTURES III-QP, L.P.

By:  MPM BioVentures III GP, L.P., its General Partner

By:  MPM BioVentures III LLC, its General Partner

By:

/s/ Ansbert Gadicke

Name: Ansbert Gadicke

Title: Series A Member

MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By:  MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner

By:  MPM BioVentures III LLC, its General Partner

By:

/s/ Ansbert Gadicke

Name: Ansbert Gadicke

Title: Series A Member

MPM BIOVENTURES III PARALLEL FUND, L.P.

By:  MPM BioVentures III GP, L.P., its General Partner

By:  MPM BioVentures III LLC, its General Partner

By:

/s/ Ansbert Gadicke

Name: Ansbert Gadicke

Title: Series A Member

MPM ASSET MANAGEMENT INVESTORS 2003 BVIII LLC

By:

/s/ Ansbert Gadicke

Name: Ansbert Gadicke

Title: Manager

AGREED TO AND ACCEPTED as of the date first above written.

HIGHLAND CAPITAL PARTNERS VI LIMITED PARTNERSHIP

By: Highland Management Partners VI Limited Partnership, its General Partner

By: Highland Management Partners VI, Inc., its General Partner

By:

/s/ ILLEGIBLE

Authorized Officer

HIGHLAND CAPITAL PARTNERS VI-B LIMITED PARTNERSHIP

By: Highland Management Partners VI Limited Partnership, its General Partner

By:  Highland Management Partners VI, Inc., its General Partner

By:

/s/ ILLEGIBLE

Authorized Officer

HIGHLAND ENTREPRENEURS’ FUND VI LIMITED PARTNERSHIP

By: HEF VI Limited Partnership, its General Partner

By:  Highland Management Partners VI, Inc., its General Partner

By:

/s/ ILLEGIBLE

Authorized Officer

AGREED TO AND ACCEPTED as of the date first above written.

VERSANT VENTURE CAPITAL II, L.P.

By:   Versant Ventures II, LLC,

Its General Partner

By:

/S/ Brian G. Atwood

Brian G. Atwood

Managing Director

VERSANT SIDE FUND II, L.P.

By:  Versant Ventures II, LLC,

Its General Partner

By:

/S/ Brian G. Atwood

Brian G. Atwood

Managing Director

VERSANT AFFILIATES FUND II-A, L.P.

By:  Versant Ventures II, LLC,

Its General Partner

By:

/S/ Brian G. Atwood

Brian G. Atwood

Managing Director